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                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-77540 of Coastcast Corporation on Form S-8 of our reports, dated February 7, 2000, appearing in this Annual Report on Form 10-K of Coastcast Corporation for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP


Los Angeles, California
March 2, 2000